Exhibit 10.23

Certain identified information marked with “[***]” has been omitted from this document because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

SECURITY AGREEMENT SUPPLEMENT

September 4, 2020

TCW Asset Management Company LLC, as Agent
1251 Avenue of the Americas, Suite 4700
New York, New York 10020

Ladies and Gentlemen:

Reference hereby is made to (a) the Financing Agreement, dated as of December 23, 2019 (such agreement, as amended, restated, supplemented, modified or otherwise changed from time to time, including any replacement agreement therefor, being hereinafter referred to as the “Financing Agreement”) by and among Mondee Holdings, LLC, a Delaware limited liability company (the “Parent”), each subsidiary of the Parent listed as a “Borrower” on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a “Borrower” thereunder, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with the Parent and each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder, each a “Guarantor” and collectively, the “Guarantors”, and together with the Borrowers, each a “Grantor” and collectively, the “Grantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the ”Lenders”) and TCW Asset Management Company LLC, a Delaware limited liability company (“TCW”), as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Agent” and (b) the Pledge and Security Agreement, dated as of December 23, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), made by the Grantors from time to time party thereto in favor of the Agent.  Capitalized terms defined in the Financing Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Financing Agreement or the Security Agreement.

SECTION 1.Grant of Security.  The undersigned hereby grants to the Agent, for the ratable benefit of each Secured Party, a security interest in, all of its right, title and interest in and to all of the Collateral (as defined in the Security Agreement) of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement.

SECTION 2.Security for Obligations.  The grant of a security interest in the Collateral by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all Secured Obligations of the undersigned now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.  Without limiting

Exh. C-1

the generality of the foregoing, each of this Security Agreement Supplement and the Security Agreement secures the payment of all amounts that constitute part of the Secured Obligations and that would be owed by the undersigned to the Agent or any Secured Party under the Loan Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Grantor.

SECTION 3.Supplements to Security Agreement Schedules.  The undersigned has attached hereto supplemental Schedules I through VIII to Schedules I through VIII, respectively, to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental Schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Security Agreement, and such supplemental Schedules include all of the information required to be scheduled to the Security Agreement and do not omit to state any information material thereto.

SECTION 4.Representations and Warranties.  The undersigned hereby makes each representation and warranty set forth in Section 5 of the Security Agreement (as supplemented by the attached supplemental Schedules) to the same extent as each other Grantor.

SECTION 5.Obligations Under the Security Agreement.  The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors.  The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an “Additional Grantor” or a “Grantor” shall also mean and be a reference to the undersigned.

SECTION 6.Governing Law.  This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 7.Loan Document.  In addition to and without limitation of any of the foregoing, this Security Agreement Supplement shall be deemed to be a Loan Document and shall otherwise be subject to all of terms and conditions contained in Sections 12.10 and 12.11 of the Financing Agreement, mutatis mutandi.

Very truly yours,

ROCKETRIP, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

Exh. C-2

Acknowledged and Agreed:

TCW ASSET MANAGEMENT COMPANY LLC,
as Agent

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

Exh. C-3

Schedule I

Legal Name; Organization; ID Number

Name (i)	State of Incorporation (ii)	Type of Org (iii)	Org ID (iv)
Rocketrip, Inc.	Delaware	Corporation	5307701

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Schedule II

Trade Names; Registered Intellectual Property

Trade Names:

None.

Material Licenses:

None.

Registered Intellectual Property:

Trademarks:

Description	Serial Number	Registration No.	Expiration Date	Notes on Ownership
ROCKETRIP	85907845	4,585,462 (8/12/2014)	8/12/2024	Rocketrip, Inc.

Patents:

None.

Copyrights:

None.

Exh. C-5

Schedule III

Address for Equipment, Fixtures, Inventory and other Goods, Chief Executive Office and Place of Business Addresses

Addresses for Equipment, Fixtures, Inventory and other Goods

Company/Borrower	Location Name	Address (a)	Owned/Leased
Rocketrip, Inc.	Rocketrip	14 East 38th Street, 2nd Floor, New York, New York 10016	Leased

a. Location of chief executive office:

Company/Borrower	Location Name	Address	County/State/ZIP
Rocketrip, Inc.	Rocketrip Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404

b. Location of chief place of business:

Company/Borrower	Location Name	Address	County/State/ZIP
Rocketrip, Inc.	Rocketrip Headquarters	14 East 38th Street, 2nd Floor	New York, New York 10016

c. Location of books & records

Company/Borrower	Location Name	Address	County/State/ZIP
Rocketrip, Inc.	Rocketrip Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404

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Schedule IV

Deposit Accounts; Securities Accounts; Commodities Accounts

Deposit Accounts:

Company/Borrower	Financial Institution	Purpose	Account Number
ROCKETRIP, INC.	Silicon Valley Bank 3003 Tasman Drive, Santa Clara, CA 95054	Sweep Account	[***]
ROCKETRIP, INC.	Silicon Valley Bank 3003 Tasman Drive, Santa Clara, CA 95054	Debt Account	[***]
ROCKETRIP, INC.	Silicon Valley Bank 3003 Tasman Drive, Santa Clara, CA 95054	Cash Collateral Account	[***]
ROCKETRIP, INC.	Silicon Valley Bank 3003 Tasman Drive, Santa Clara, CA 95054	Operating Account	[***]

Securities Accounts:

None.

Commodities Accounts:

None.

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Schedule V

UCC Financing Statement

Name of Grantor	Filing Office
ROCKETRIP, INC.	Delaware

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Schedule VI

Commercial Tort Claims

None.

Exh. C-9

Schedule VII

Pledged Debt

None.

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Schedule VIII

Pledged Equity

Name of Entity/Issuer	Jurisdiction	Owner/Pledgor	Percentage Ownership	Percentage Pledged	Equity Interests	Equity Interests Pledged
Rocketrip, Inc.	DE	Mondee, Inc.	100%	100%	1 Common	1 Common

Exh. C-11